Q4 2014 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted January 15, 2015 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q4 2014 Long-term Base Fees of $2.323 billion
Long-term Assets Under Management of $4.334 trillion at December 31, 2014
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
13%
Fixed Income
32%
Fixed Income
24%
Equity
56%
Equity
55%
iShares
24%
iShares
36%
Retail
12%
Retail
35%
Institutional
64%
Institutional
29%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
24%
iShares
36%
Asia-Pacific 8% Asia-Pacific 8%
EMEA
31%
EMEA
28%
Americas
61%
Americas
64%
Active
34%
Active
54%
AUM Base Fees AUM Base Fees
Note: Revenue and AUM by region data is based on client domicile.

Long-term net flows ($ in billions)
Total Long-Term Retail
iShares Institutional
LTM organic asset growth rate (%)

$47
$39
$12
$25
$41
$27
$38
$29
$88
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
$4
$9
$5
$8
$17
$14
$13
$5
$23
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
$36
$26
($1)
$20
$19
$8
$30
$18
$44
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
$7
$5
$8
($3)
$5
$5
($6)
$6
$21
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
1% 2% 4% 3% 3% 4% 4% 5% 0%
3% 6% 7% 10% 10% 13% 11% 11% 5%
14% 14% 13% 11% 8% 6% 10% 9% 11% (5%) (3%) (2%) 1% 1% 1% 0% 0% 1%
Note: LTM organic asset growth rate measures rolling last twelve months net new flows over beginning period assets.

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
Operating Income Operating Margin
• Operating income, as adjusted up 13% from full year 2013
• Operating margin, as adjusted expanded 150 bps from full year 2013
• Net income, as adjusted up 15% from full year 2013
• EPS, as adjusted up 17% from full year 2013
Net Income EPS

Full Year 2014
Operating Income = $4,563
Operating Margin = 42.9%
Full Year 2013
Operating Income = $4,024
Operating Margin = 41.4%
Full Year 2014
Net Income = $3,310
EPS = $19.34
Full Year 2013
Net Income = $2,882
EPS = $16.58
$1,041
$921
$982 $978
$1,143
$1,062
$1,133
$1,214
$1,154
42.6%
40.0%
41.3%
41.2%
42.7%
41.4%
42.4%
44.2%
43.6%
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
$695
$637
$722
$672
$851
$762
$837
$890
$821
$3.96
$3.65
$4.15
$3.88
$4.92
$4.43
$4.89
$5.21
$4.82
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
For further information and reconciliation between GAAP and as adjusted, see page 12 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed
Form 10-Ks, 10-Qs and 8-Ks.

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
Share repurchases and weighted average diluted shares Dividends and Payout Ratios

Full Year 2013
Dividend = $6.72
Total GAAP Payout Ratio  = 74%
Full Year 2014
Dividend = $7.72
Total GAAP Payout Ratio  = 71%
$250 $250 $250 $250 $250 $250 $250 $250
$166
170.4
170.8
171.2
171.9
173.0
173.4
173.9
174.6 175.2
Q4
2014
Q3
2014
Q2
2014
Q1
2014
Q4
2013
Q3
2013
Q2
2013
Q1
2013
Q4
2012
Share Repurchases Weighted average diluted shares
$1.50
$1.68 $1.68 $1.68 $1.68
$1.93 $1.93 $1.93 $1.93
37%
49%
39%
39%
34%
48%
40%
35%
40%
61%
88%
74%
74%
64%
81%
71%
63%
70%
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Dividends GAAP Dividend Payout Ratio Total GAAP Payout Ratio

Major market indices and exchange rates
Spot
% Change
12/31/2014 vs. Average
% Change
Q4 2014 vs.
12/31/2013 9/30/2014 12/31/2014 12/31/2013 9/30/2014 Q4 2013 Q3 2014 Q4 2014 Q4 2013 Q3 2014
Equity Indices:
Domestic
S&P 500 1,848
1,972
2,059 11% 4% 1,770 1,976 2,011 14% 2%
Global
MSCI Barra World Index 1,661
1,698
1,710 3% 1% 1,602 1,733 1,695 6% (2%)
MSCI Europe Index 112 117 117 4% -% 109 116 114 5% (2%)
MSCI AC Asia Pacific Index 141 140 138 (2%) (1%) 141 147 139 (1%)   (5%)
MSCI Emerging Markets Index 1,003
1,005
956 (5%) (5%) 1,011 1,067 982 (3%) (8%)
S&P Global Natural Resources 3,503 3,438 3,147 (10%) (8%) 3,418 3,675 3,249 (5%) (12%)
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,807 1,881 1,915 6% 2% 1,814 1,880 1,905 5% 1%
Foreign Exchange Rates:
GBP to USD 1.66 1.62 1.56 (6%) (4%) 1.62 1.67 1.58 (2%) (5%)
EUR to USD 1.38 1.26 1.21 (12%) (4%) 1.36 1.33 1.25 (8%) (6%)
Source: Bloomberg

Quarterly revenue
Q4 2014 Compared to Q4 2013
$7 million
Total Revenue
Q4 2014
$2,784 million
Q4 2014 Compared to Q3 2014
($65) million
Percentage Change Year-over-Year Sequential
Base Fees ex. SL 5% (3%)
Securities Lending 17 2
Performance Fees (46) 8
9 4
5 -
Distribution Fees (16) (6)
Other Revenue 9 (12)
- (2)

$2,777
$2,784
$99
$17
$11
$5
$2
($3)
($124)
$2,849
$2,784
$11
$5
$2 ($1)
($8)
($74)
Q3 2014 Performance
Fees
Aladdin Securities
Lending
Distribution
fees
Other
Revenue
Base Fees ex
Sec Lending
Q4 2014
Q4 2013 Aladdin Securities
Lending
Distribution
fees
Other
Revenue
Q4 2014 Base Fees ex
Sec Lending
Performance
Fees
Other BRS
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
81%
4%
5%
5%
2%
1%
2% Aladdin
Other BRS
Total
Distribution Fees
Other Revenue

Quarterly investment advisory, administration fees and securities lending revenue
Q4 2014: $2,396 million
Q4 2014 Compared to Q4 2013
Investment advisory, administration fees and securities lending revenue
$116 million
Q4 2014 Compared to Q3 2014
($72) million
Q4 2013: $2,280 million
Q3 2014: $2,468 million

20%
29%
14%
5%
12%
8%
6%
3%
3%
$2,468
$2,396
$8
$3
$1
($1)
($2)
($12)
($22)
($47)
Q3 2014 Active FI iShares FI Cash Non-ETF FI Alts Multi -Asset iShares
EQ
Active EQ Q4 2014
$2,280
$2,396
$46
$40
$27
$20
$11
$6
($4)
($7)
($23)
Q4 2013 Active FI iShares
EQ
Multi-
Asset
Non-ETF iShares Non-ETF
Index EQ FI Index FI
Cash Alts Active
EQ
Q4 2014
29%
15%
5%
13%
7%
7%
3%
3%
Active Equity iShares Equity Active Fixed Income iShares Fixed Income Multi
-
Asset Alternatives Non-ETF Index Equity Non-ETF Index Fixed Income Cash
17%
29%
15%
5%
13% 8%
7%
3%
3%

Quarterly expense
Q4 2014
$1,630 million
Expense, as adjusted, by Category
Q4 2014 Compared to Q4 2013, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 12 of this earnings release supplement and notes (1) through (4) in the current earnings release.
($4) million
Q4 2014 Compared to Q3 2014, as adjusted
($5) million
Percentage Change Year-over-Year Sequential
Employee Comp. & Benefits -% (5%)
Distribution & Servicing Costs 10 7
Amort. of Deferred Sales Commissions (7) (7)
Direct Fund Expense 10 (8)
General & Administrative (6) 19
Amortization of Intangibles (15) (13)
Total - -

$1,634 $1,630
$16
$9 $1
($1)
($6)
($23)
Q4 2013 Direct Fund Distribution
& Servicing
Comp &
Benefits
Amort - Def
Comp
Amort -
Intang
assets
G&A Q4 2014
$1,635
$1,630
$61
$6
($1) ($5)
($16)
($50)
Q3 2014
G&A Distribution
& Servicing
Amort - Def
Comp
Amort-
Intang
assets
Direct Fund
Expense
Comp &
Benefits
Q4 2014
56%
6%
1%
11%
24%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles

Full year revenue
2014 Compared to 2013
$901 million
Total Revenue
Percentage Change Year-over-Year
Base Fees ex. SL 10%
Securities Lending 7
Performance Fees (2)
9
12
Distribution Fees (4)
3
9

Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue
$10,180
$11,081
$820
$41
$30 $17 $7
($3) ($11)
2013 Base Fees ex
Sec Lending
Aladdin Securities
Lending
Other BRS Other
Revenue
Distribution
fees
Performance
Fees
2014
83%
4%
5%
4%
1%
1%
2%
Aladdin
Other BRS
Total
Other Revenue
Full year 2014
$11,081 million

Full year investment advisory, administration fees and securities lending revenue
Full year 2014: $9,589 million
2014 Compared to 2013
Investment advisory, administration fees and securities lending revenue
$850 million
Full year 2013: $8,739 million
19%
27%
15%
5%
12%
8%
7%
3%
4%
Active Equity iShares Equity Active Fixed Income iShares Fixed Income Multi-Asset Alternatives Non-ETF Index Equity
Non-ETF Index Fixed Income Cash
$8,739
$9,589
$315
$165
$127 $103
$83 $44
$22
$20
($29)
2013 iShares
EQ
Multi-
Asset
Active FI Active
EQ Index EQ
Non-ETF Alts Non-ETF
Index FI
iShares FI Cash 2014
18%
28%
15%
5%
13% 8%
7%
3%
3%

Full year expense
Full year 2014
$6,518 million
Expense, as adjusted, by Category
2014 Compared to 2013, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 12 of this earnings release supplement and notes (1) through (4) in the current earnings release.
$362 million
Percentage Change Year-over-Year
Employee Comp. & Benefits 8%
Distribution & Servicing Costs 3
Amort. of Deferred Sales Commissions 8
Direct Fund Expense 14
General & Administrative (1)
Amortization of Intangibles (2)
Total 6

$6,156
$6,518
$273
$91
$11 $4
($4)
($13)
2013 Comp & Benefits Direct Fund Distribution &
Servicing
Amort - Def
Comp
Amort - Intang
Assets
G&A 2014
58%
6%
1%
11%
22%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles

Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP adjustments include amounts related to the reduction of an indemnification asset, the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”),
PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

2012 2013 2014
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Operating Income
GAAP $1,005 $909 $849 $966 $1,133 $1,051 $1,122 $1,157 $1,144
Non-GAAP adjustments 36 12 133 12 10 11 11 57 10
As Adjusted
$1,041 $921 $982 $978 $1,143 $1,062 $1,133 $1,214 $1,154
Nonoperating Income
(Expense)
GAAP ($67) $41 $69 ($18) $24 $17 $16 ($52) ($60)
Non-GAAP adjustments 40 (38) (57) (3) (11) 9 (36) 44 6
As Adjusted ($27) $3 $12 ($21) $13 $26 ($20) ($8) ($54)
Net Income
GAAP $690 $632 $729 $730 $841 $756 $808 $917 $813
Non-GAAP adjustments 5 5 (7) (58) 10 6 29 (27) 8
As Adjusted
$695 $637 $722 $672 $851 $762 $837 $890 $821

Important Notes

This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,”
“believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,”
“sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of
BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 12 of this earnings release supplement, our current earnings release dated January 15, 2015, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.